EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2019 Financial Results

SAN RAFAEL, Calif., April 18, 2019 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2019 of $19.6 million and diluted earnings per common share ("EPS") of $0.73. These results compare to net income of $19.1 million and EPS of $0.71 for the fourth quarter 2018 and net income of $17.5 million and EPS of $0.66 for the first quarter 2018.

"The annualized net interest margin increased to 3.12 percent for the first quarter 2019 from 3.06 percent in the fourth quarter 2018. The yields earned on loans and investment securities improved while our annualized funding costs were unchanged at 0.04 percent of our interest-earning assets. Operating expenses declined to $25.2 million for the first quarter 2019 from $25.8 million for the fourth quarter 2018; operating costs represented only 49 percent of revenues, on a fully-taxable equivalent basis, for the first quarter 2019. Asset quality remained high with nonperforming assets totaling only $4.4 million at March 31, 2019,” said Chairman, President and CEO David Payne. “First quarter 2019 results generated an annualized 12.2 percent return on average common equity,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $40.2 million for the first quarter 2019, compared to $40.3 million for the fourth quarter 2018 and $37.3 million for the first quarter 2018. The annualized net interest margin (FTE) was 3.12 percent for the first quarter 2019, compared to 3.06 percent for the fourth quarter 2018 and 2.89 percent for the first quarter 2018. Average earning asset volumes declined in the first quarter 2019 compared to the fourth quarter 2018 as expected seasonal deposit declines reduced interest-bearing cash balances. Checking and savings deposits, which are less sensitive to rising interest rates than time deposits, represented ninety-six percent of the Company’s average deposit base during the first quarter 2019.

The Company recognized no provision for loan losses for the first quarter 2019 given low levels of nonperforming loans and other credit quality attributes.

Noninterest income for the first quarter 2019 totaled $11.6 million, compared to $11.9 million for the fourth quarter 2018, and $12.0 million for the first quarter 2018.

Noninterest expense for the first quarter 2019 totaled $25.2 million, a decline of $604 thousand compared to the fourth quarter 2018 due to lower occupancy and equipment expenses, amortization of intangible assets and operating losses on limited partnership investments. Noninterest expense for the first quarter 2019 was $839 thousand lower than noninterest expense for the first quarter 2018 due to lower personnel costs, professional fees and amortization of intangible assets, offset in part by higher occupancy and equipment expenses.

The tax rate (FTE) applied to pre-tax income (FTE) was 26.3 percent for the first quarter 2019, compared to 27.8 percent for the fourth quarter 2018 and 24.6 percent for the first quarter 2018. The lower tax rates in the first quarter 2019 and first quarter 2018 are due to tax benefits of $284 thousand and $451 thousand, respectively, for tax deductions from the exercise of employee stock options which exceeded related compensation expense recognized in the financial statements.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2018 filed on Form 10-K and quarterly report for the quarter ended September 30, 2018 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information April 18, 2019
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2019

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Net Interest and Fee Income (FTE)	$40,247	$37,275	8.0%	$40,288
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,579	11,955	-3.1%	11,897
Noninterest Expense	25,183	26,022	-3.2%	25,787
Income Before Taxes (FTE)	26,643	23,208	14.8%	26,398
Income Tax Provision (FTE)	6,997	5,702	22.7%	7,343
Net Income	$19,646	$17,506	12.2%	$19,055

Average Common Shares Outstanding	26,841	26,532	1.2%	26,729
Diluted Average Common Shares	26,912	26,665	0.9%	26,815

Operating Ratios:
Basic Earnings Per Common Share	$0.73	$0.66	10.6%	$0.71
Diluted Earnings Per Common Share	0.73	0.66	10.6%	0.71
Return On Assets (a)	1.42%	1.28%		1.33%
Return On Common Equity (a)	12.2%	11.6%		11.7%
Net Interest Margin (FTE) (a)	3.12%	2.89%		3.06%
Efficiency Ratio (FTE)	48.6%	52.9%		49.4%

Dividends Paid Per Common Share	$0.40	$0.40	0.0%	$0.40
Common Dividend Payout Ratio	55%	61%		56%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Interest and Fee Income (FTE)	$40,741	$37,734	8.0%	$40,802
Interest Expense	494	459	7.6%	514
Net Interest and Fee Income (FTE)	$40,247	$37,275	8.0%	$40,288

Average Earning Assets	$5,184,978	$5,161,144	0.5%	$5,270,708
Average Interest-
Bearing Liabilities	2,689,684	2,734,227	-1.6%	2,691,370

Yield on Earning Assets (FTE) (a)	3.16%	2.93%		3.10%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.12%	2.89%		3.06%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.07%		0.08%
Net Interest Spread (FTE) (a)	3.08%	2.86%		3.02%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Total Assets	$5,611,762	$5,564,705	0.8%	$5,680,321
Total Earning Assets	5,184,978	5,161,144	0.5%	5,270,708
Total Loans	1,205,656	1,243,750	-3.1%	1,189,744
Commercial Loans	281,465	316,345	-11.0%	271,165
Commercial RE Loans	580,178	556,034	4.3%	570,059
Consumer Loans	344,013	371,371	-7.4%	348,520
Total Investment Securities	3,689,852	3,479,463	6.0%	3,692,951
Equity Securities	1,748	1,993	-12.3%	1,733
Debt Securities Available For Sale	2,734,658	2,341,414	16.8%	2,684,431
Debt Securities Held To Maturity	953,446	1,136,056	-16.1%	1,006,787
Total Interest-Bearing Cash	289,470	437,931	-33.9%	388,013

Loans/Deposits	24.9%	25.8%		24.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Total Deposits	$4,834,690	$4,828,352	0.1%	$4,917,901
Noninterest Demand	2,204,232	2,156,626	2.2%	2,280,174
Interest-Bearing Transaction	946,458	925,533	2.3%	927,676
Savings	1,492,100	1,518,028	-1.7%	1,510,358
Time greater than $100K	82,796	103,145	-19.7%	86,141
Time less than $100K	109,104	125,020	-12.7%	113,552
Total Short-Term Borrowings	59,226	62,501	-5.2%	53,643
Shareholders' Equity	655,380	613,860	6.8%	646,129

Demand Deposits/
Total Deposits	45.6%	44.7%		46.4%
Transaction & Savings
Deposits / Total Deposits	96.0%	95.3%		95.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,184,978	$40,741	3.16%
Total Loans (FTE)	1,205,656	14,908	5.01%
Commercial Loans (FTE)	281,465	3,766	5.43%
Commercial RE Loans	580,178	7,577	5.30%
Consumer Loans	344,013	3,565	4.19%
Total Investments (FTE)	3,689,852	24,095	2.61%
Total Interest-Bearing Cash	289,470	1,738	2.40%

Interest Expense Paid
Total Earning Assets	5,184,978	494	0.04%
Total Interest-Bearing Liabilities	2,689,684	494	0.08%
Total Interest-Bearing Deposits	2,630,458	485	0.07%
Interest-Bearing Transaction	946,458	121	0.05%
Savings	1,492,100	216	0.06%
Time less than $100K	109,104	66	0.24%
Time greater than $100K	82,796	82	0.40%
Total Short-Term Borrowings	59,226	9	0.06%

Net Interest Income and
Margin (FTE)		$40,247	3.12%

	Q1'2018
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,161,144	$37,734	2.93%
Total Loans (FTE)	1,243,750	14,822	4.83%
Commercial Loans (FTE)	316,345	3,791	4.86%
Commercial RE Loans	556,034	7,632	5.57%
Consumer Loans	371,371	3,399	3.70%
Total Investments (FTE)	3,479,463	21,104	2.43%
Total Interest-Bearing Cash	437,931	1,808	1.52%

Interest Expense Paid
Total Earning Assets	5,161,144	459	0.04%
Total Interest-Bearing Liabilities	2,734,227	459	0.07%
Total Interest-Bearing Deposits	2,671,726	450	0.07%
Interest-Bearing Transaction	925,533	60	0.03%
Savings	1,518,028	222	0.06%
Time less than $100K	125,020	71	0.23%
Time greater than $100K	103,145	97	0.38%
Total Short-Term Borrowings	62,501	9	0.06%

Net Interest Income and
Margin (FTE)		$37,275	2.89%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Service Charges on Deposits	$4,504	$4,752	-5.2%	$4,496
Merchant Processing Services	2,558	2,420	5.7%	2,440
Debit Card Fees	1,507	1,605	-6.1%	1,685
Other Service Fees	577	631	-8.6%	620
ATM Processing Fees	633	664	-4.7%	703
Trust Fees	717	743	-3.4%	737
Financial Services Commissions	101	114	-11.8%	112
Equity Securities Gains (Losses)	24	(36)	n/m	14
Other Income	958	1,062	-9.7%	1,090
Total Noninterest Income	$11,579	$11,955	-3.1%	$11,897

Total Revenue (FTE)	$51,826	$49,230	5.3%	$52,185
Noninterest Income/Revenue (FTE)	22.3%	24.3%		22.8%
Service Charges/Avg. Deposits (a)	0.38%	0.40%		0.36%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.83	$7.52	4.1%	$7.75

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Salaries & Benefits	$13,108	$13,351	-1.8%	$13,055
Occupancy and Equipment	5,048	4,691	7.6%	5,314
Outsourced Data Processing	2,369	2,340	1.2%	2,299
Amortization of
Identifiable Intangibles	310	570	-45.6%	447
Professional Fees	665	785	-15.3%	565
Courier Service	442	463	-4.6%	446
Other Operating	3,241	3,822	-15.2%	3,661
Total Noninterest Expense	$25,183	$26,022	-3.2%	$25,787

Noninterest Expense/
Avg. Earning Assets (a)	1.97%	2.04%		1.94%
Noninterest Expense/Revenues (FTE)	48.6%	52.9%		49.4%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Average Total Loans	$1,205,656	$1,243,750	-3.1%	$1,189,744

Allowance for Loan Loss (ALL)
Beginning of Period	$21,351	$23,009	-7.2%	$22,027
Provision for Loan Losses	-	-	n/m	-
Net ALL (Losses) Recoveries	(874)	72	n/m	(676)
ALL End of Period	$20,477	$23,081	-11.3%	$21,351
ALL Recoveries / Gross ALL Losses	37%	105%		44%
Net ALL Losses (Recoveries) /
Avg. Total Loans (a)	0.29%	-0.02%		0.23%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/19	3/31/18	Change	12/31/18
Nonperforming Loans:
Nonperforming Nonaccrual	$330	$2,030	-83.7%	$998
Performing Nonaccrual	3,670	4,110	-10.7%	3,870
Total Nonaccrual Loans	4,000	6,140	-34.9%	4,868
Accruing Loans 90+ Days Past Due	394	255	54.5%	551
Total	4,394	6,395	-31.3%	5,419
Repossessed Loan Collateral	43	1,376	-96.8%	350
Total Nonperforming Assets	$4,437	$7,771	-42.9%	$5,769

Total Loans Outstanding	$1,204,844	$1,228,584	-1.9%	$1,207,202

Total Assets	$5,555,961	$5,551,036	0.1%	$5,568,526

Loans:
Allowance for Loan Losses	$20,477	$23,081	-11.3%	$21,351
Allowance/Loans	1.70%	1.88%		1.77%
Nonperforming Loans/Total Loans	0.36%	0.52%		0.45%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/19	3/31/18	Change	12/31/18

Shareholders' Equity	$656,767	$582,083	12.8%	$615,591
Total Assets	5,555,961	5,551,036	0.1%	5,568,526

Shareholders' Equity/
Total Assets	11.82%	10.49%		11.05%
Shareholders' Equity/
Total Loans	54.51%	47.38%		50.99%
Tangible Common Equity Ratio	9.82%	8.42%		9.04%
Common Shares Outstanding	26,901	26,591	1.2%	26,730
Common Equity Per Share	$24.41	$21.89	11.5%	$23.03
Market Value Per Common Share	$61.80	$58.08	6.4%	$55.68

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'2019	Q1'2018	Change	Q4'2018

Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(171)	(166)	n/m	(3)

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/19	3/31/18	Change	12/31/18
Assets:
Cash and Due from Banks	$421,788	$555,607	-24.1%	$420,284

Investment Securities:
Equity Securities	1,771	1,764	0.4%	1,747
Debt Securities Available For Sale	2,702,240	2,351,970	14.9%	2,654,670
Debt Securities Held to Maturity	923,190	1,114,287	-17.1%	984,609

Loans	1,204,844	1,228,584	-1.9%	1,207,202
Allowance For Loan Losses	(20,477)	(23,081)	-11.3%	(21,351)
Total Loans, net	1,184,367	1,205,503	-1.8%	1,185,851

Other Real Estate Owned	43	1,376	-96.8%	350
Premises and Equipment, net	33,934	35,790	-5.2%	34,507
Identifiable Intangibles, net	1,619	3,280	-50.6%	1,929
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	165,336	159,786	3.5%	162,906

Total Assets	$5,555,961	$5,551,036	0.1%	$5,568,526

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,179,803	$2,179,157	0.0%	$2,243,251
Interest-Bearing Transaction	941,379	924,081	1.9%	929,346
Savings	1,482,187	1,540,192	-3.8%	1,498,991
Time	189,215	224,437	-15.7%	195,251
Total Deposits	4,792,584	4,867,867	-1.5%	4,866,839

Short-Term Borrowed Funds	58,317	65,356	-10.8%	51,247
Other Liabilities	48,293	35,730	35.2%	34,849
Total Liabilities	4,899,193	4,968,953	-1.4%	4,952,935

Shareholders' Equity:
Common Equity:
Paid-In Capital	465,281	441,350	5.4%	449,746
Accumulated Other
Comprehensive Loss	(11,249)	(43,452)	n/m	(39,996)
Retained Earnings	202,735	184,185	10.1%	205,841
Total Shareholders' Equity	656,767	582,083	12.8%	615,591

Total Liabilities and
Shareholders' Equity	$5,555,961	$5,551,036	0.1%	$5,568,526

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2019	Q1'2018	Change	Q4'2018
Interest & Fee Income:
Loans	$14,797	$14,697	0.7%	$14,783
Investment Securities:
Equity Securities	98	85	15.3%	98
Debt Securities Available for Sale	17,521	13,551	29.3%	16,865
Debt Securities Held to Maturity	5,329	6,174	-13.7%	5,710
Interest-Bearing Cash	1,738	1,808	-3.9%	1,992
Total Interest & Fee Income	39,483	36,315	8.7%	39,448

Interest Expense:
Transaction Deposits	121	60	102.4%	124
Savings Deposits	216	222	-2.3%	227
Time Deposits	148	168	-12.3%	155
Short-Term Borrowed Funds	9	9	-3.9%	8
Total Interest Expense	494	459	7.6%	514

Net Interest Income	38,989	35,856	8.7%	38,934

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,504	4,752	-5.2%	4,496
Merchant Processing Services	2,558	2,420	5.7%	2,440
Debit Card Fees	1,507	1,605	-6.1%	1,685
Other Service Fees	577	631	-8.6%	620
ATM Processing Fees	633	664	-4.7%	703
Trust Fees	717	743	-3.4%	737
Financial Services Commissions	101	114	-11.8%	112
Equity Securities Gains (Losses)	24	(36)	n/m	14
Other	958	1,062	-9.7%	1,090
Total Noninterest Income	11,579	11,955	-3.1%	11,897

Noninterest Expense:
Salaries and Benefits	13,108	13,351	-1.8%	13,055
Occupancy and Equipment	5,048	4,691	7.6%	5,314
Outsourced Data Processing	2,369	2,340	1.2%	2,299
Amortization of Identifiable Intangibles	310	570	-45.6%	447
Professional Fees	665	785	-15.3%	565
Courier Service	442	463	-4.6%	446
Other	3,241	3,822	-15.2%	3,661
Total Noninterest Expense	25,183	26,022	-3.2%	25,787

Income Before Income Taxes	25,385	21,789	16.5%	25,044
Income Tax Provision	5,739	4,283	34.0%	5,989
Net Income	$19,646	$17,506	12.2%	$19,055

Average Common Shares Outstanding	26,841	26,532	1.2%	26,729
Diluted Common Shares Outstanding	26,912	26,665	0.9%	26,815

Per Common Share Data:
Basic Earnings	$0.73	$0.66	10.6%	$0.71
Diluted Earnings	0.73	0.66	10.6%	0.71
Dividends Paid	0.40	0.40	0.0%	0.40

Footnotes and Abbreviations:

Certain amounts in prior periods have been reclassified to conform to the current presentation.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized